THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is made effective as of the 30 day of August, 2021.

BETWEEN:

IAN GEORGE THOMPSON, with an address of

448 Wordsworth Street

Ferndale, Michigan 48220. USA

(the “Creditor”)

OF THE FIRST PART

AND:

DUESENBERG TECHNOLOGIES INC., a British Columbia company with a corporate office at Suite 810, 789 West Pender Street, Vancouver, British Columbia, V6C 1H2

(the “Company”)

OF THE SECOND PART

WHEREAS:

A.As of the date of this Agreement, the Company was indebted to the Creditor in the amount of the Indebtedness for services provided by the Creditor; and

B.The Creditor and the Company have agreed to settle the Indebtedness by issuance to the Creditor of common shares of the Company at a price of USD$0.38 per share on the terms and conditions set out herein,

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.DEFINITIONS

1.1The following terms will have the following meanings for all purposes of this Agreement.

(a)“Agreement” means this Debt Settlement Agreement, and all schedules and amendments to in the Agreement;

(b)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(c)“Indebtedness” means the indebtedness of the Company to the Creditor in the amount of USD$50,322.58;

(d)“MI 51-105” means Multilateral Instrument 51-105 – Issuers Quoted in the U.S. Over-the-Counter Markets of the Canadian Securities Administrators, as amended;

(e)“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended;

(f)“Offered Securities” means the Shares;

(g)“Offering” means the offering of the Offered Securities being made by the Company pursuant to this Agreement;

(h)“Purchase Price” means the purchase price payable by the Creditor to the Company in consideration for the purchase and sale of the Shares in accordance with Section 2.1 of this Agreement;

(i)“SEC” means the United States Securities and Exchange Commission;

(j)“Securities Act” means the United States Securities Act of 1933, as amended;

(k)“Shares” means common shares of the Company.

1.2All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

2.PURCHASE AND SALE OF SHARES

2.1Subject to the terms and conditions of this Agreement, the Creditor hereby subscribes for and agrees to purchase from the Company 132,428 Shares at a price equal to USD$0.38 per Share (the “Purchase Price”).  Upon execution, the subscription by the Creditor for the Shares will be irrevocable.

2.2Notwithstanding any other provision of this Agreement, the Company’s obligation to issue Shares to the Creditor under the terms of this Agreement is conditional upon the Offering and the sale of the Shares to the Creditor complying with all securities laws and other applicable laws of the jurisdiction in which the Creditor is resident.  The Creditor agrees to deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Creditor.

2.3The Creditor hereby authorizes and directs the Company to deliver the securities to be issued to such Creditor pursuant to this Agreement to the Creditor’s address indicated on the first page of this Agreement.

3.SETTLEMENT OF INDEBTEDNESS

3.1The Company and the Creditor agree to offset the full amount of the Purchase Price against the full amount of the Indebtedness.

3.2Forthwith upon the execution of this Agreement by the Creditor and the Company, the Company agrees to deliver to the Creditor a share certificate representing the Shares issuable under this Agreement.

3.3Upon the delivery by the Company of the share certificate representing the Shares issuable under this Agreement, the Creditor agrees to remise, release and forever discharge the Company and its respective directors, officers, servants and agents (collectively the “Releasees”) from any and all debts, obligations, claims, demands, dues, actions and causes of action whatsoever, at law or in equity, and whether known or unknown, suspected or unsuspected which the Creditor has or may in the future have against the Releasees or any of them with respect to any matter relating to the Indebtedness, whether on account of principal, interest or otherwise.

4.U.S. RESTRICTED SHARE AGREEMENTS OF THE CREDITOR

4.1The Creditor represents and warrants to the Company that the Creditor is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.  A copy of the definition of a US Person as set out in Regulation S is attached as Schedule A to this Agreement.

4.2The Creditor acknowledges, represents and warrants to the Company that the Creditor was not in the United States both at the time the offer to purchase the Shares was received and at the time the Creditor’s decision to purchase the Shares was made.

4.3The Creditor acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Creditor in accordance with Regulation S of the Securities Act.

4.4The Creditor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

4.5The Creditor agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.  The Creditor further agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable state securities laws.

4.6The Creditor acknowledges and agrees that all certificates representing the Shares will be endorsed with restrictive legends substantially similar to the following in accordance with Regulation S of the Securities Act and MI 51-105:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION IN CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ARE MET.”

5.ADDITIONAL AGREEMENTS, COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

The Creditor agrees, covenants, represents and warrants with and to the Company as follows, and acknowledges that the Company is relying upon such agreements, covenants, representations and warranties in connection with the sale of the Shares to such Creditor:

5.1The Creditor is an “accredited investor” as that term is defined in NI 45-106 and the Creditor has completed, signed, and delivered with this Agreement, a copy of the Canadian Accredited Investor Certificate and Risk Acknowledgement Form attached as Schedules A and B to this Agreement.

5.2The Creditor acknowledges and agrees that (i) the Company is an “OTC reporting issuer” as that term is defined in MI 51-105, (ii) the Offered Securities may not be traded in or from a jurisdiction in Canada unless the following conditions have been met, (iii) the Creditor will comply with such conditions in making any trade of the Offered Securities in or from a jurisdiction in Canada and (iv) the Company will refuse to register any transfer of the Offered Securities made in connection with a trade of the Offered Securities in or from a jurisdiction in Canada and not made in accordance with the provisions of MI 51-105:

(a)A four month period has passed from the later of (i) the date that the Company distributed the Offered Securities, and (ii) the date the Offered Securities were distributed by a control person of the Company;

(b)If the person trading the Offered Securities is a control person of the Company, such person has held the Offered Securities for at least 6 months;

(c)The number of Offered Securities that the person proposes to trade, plus the number of securities of the same class that such person has traded in the preceding 12 months, does not exceed 5% of the Company’s outstanding securities of the same class;

(d)The trade is made through an investment dealer registered in a jurisdiction in Canada;

(e)The investment dealer executes the trade through any of the over-the-counter markets in the United States;

(f)There has been no unusual effort made to prepare the market or create a demand for the Offered Securities;

(g)No extraordinary commission or other consideration is paid to a person for the trade;

(h)If the person trading the Offered Securities is an insider of the Company, the person reasonably believes that the Company is not in default of securities legislation; and

(i)All certificates representing the Offered Securities bear the Canadian restrictive legend set out in Section 13(1) of MI 51-105.

5.3The Creditor represents and warrants that it is a resident of the jurisdiction specified in the Creditor’s address as set out in the first page to this Agreement and that it does not presently intend to trade any of the Offered Securities in or from a jurisdiction in Canada.  If the Creditor does, in the future, intend to trade the Offered Securities in or from a jurisdiction in Canada, it will, in addition to complying with the provisions of Section 4.2, re-submit all certificates representing the Offered Securities to the Company for purposes of having the legend set out in Section 13(1) of MI 51-105 endorsed on such certificates.

5.4The Creditor acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only creditors who can afford the loss of their entire investment should consider investing in the Company.  The Creditor is an investor in securities of businesses in the development stage and acknowledges that the Creditor is able to fend for himself/herself/itself, can bear the economic risk of the Creditor's investment, and has such knowledge and experience in financial or business matters such that the Creditor is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

5.5If the Creditor is not an individual, was not organized for the purpose of acquiring the Offered Securities.

5.6The Creditor has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, and the Company’s filings on the Canadian System for Electronic Document Analysis and Retrieval (SEDAR), including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company.  The Creditor has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Creditor's legal and financial advisors.  The Creditor believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Shares and that the Creditor has had full opportunity to discuss this information with the Creditor’s legal and financial advisors prior to executing this Agreement.

5.7The Creditor acknowledges that the offering of the Offered Securities by the Company has not been reviewed by the SEC or any other securities commission or regulatory body, and that the Offered Securities are being issued by the Company pursuant to an exemption from registration under the Securities Act and an exemption from the prospectus requirements under applicable Canadian securities laws.

5.8The Creditor understands that the Offered Securities will be characterized as “restricted securities” under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Creditor represents that the Creditor is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.9The Offered Securities will be acquired by the Creditor for investment for the Creditor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same.  The Creditor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Offered Securities.

5.10The Creditor is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

5.11This Agreement has been duly authorized, validly executed and delivered by the Creditor.

5.12The Creditor acknowledges that this Agreement and the Schedules hereto require the Creditor to provide certain personal information to the Company.  Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining the Creditor's eligibility to purchase the Offered Securities and any other securities issuable hereunder under applicable securities laws, or preparing and registering certificates representing the Offered Securities to be issued to the Creditor, as the case may be, and completing filings required by any stock exchange or securities regulatory authority. The Creditor's personal information may be disclosed by the Company to stock exchanges or securities or other regulatory authorities, and any of the other parties involved in the Offering, including the Company’s legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Creditor is deemed to be consenting to the foregoing collection, use and disclosure of the Creditor's personal information. The Creditor also consents to the filing of copies or originals of any of the Creditor's documents described herein as may be required to be filed with any stock exchange or securities or other regulatory authority in connection with the transactions contemplated hereby.

5.13The Creditor has satisfied himself/herself/itself as to the full observance of the laws of the Creditor's jurisdiction in connection with any invitation to subscribe for the Offered Securities or any use of this Agreement, including (i) the legal requirements within the Creditor's jurisdiction for the purchase of the Offered Securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Offered Securities; and (v) any restrictions on transfer applicable to any disposition of the Offered Securities imposed by the jurisdiction in which the Creditor is resident.

6.REPRESENTATIONS BY THE COMPANY

6.1The Company represents and warrants to the Creditor that:

(a)The Company is a corporation duly organized, existing and in good standing under the laws of the Province of British Columbia and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)The Shares, when issued in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

7.MISCELLANEOUS

7.1Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at Suite 810, 789 West Pender Street, Vancouver, British Columbia V6C 1H2, and to the Creditor at his/her/its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

7.2The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

7.3The Creditor agrees that the representations, warranties and covenants of the Creditor herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the closing of the transactions contemplated in this Agreement.  The representations, warranties and covenants of the Creditor herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of Offered Securities and the Creditor agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof.  The Creditor undertakes to immediately notify the Company at the address set out above of any change in any statement or other information relating to the Creditor set forth herein.

7.4Time shall be of the essence hereof.

7.5This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

7.6The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Creditor and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Creditor who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

7.7The Creditor, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Creditor, on his/her/its own behalf and, if applicable, on behalf of others for whom he/she/it is contracting hereunder.

7.8Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.9The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

7.10The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

7.11Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the province of British Columbia.

7.12This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

by Creditor:

/s/ Ian George Thompson

Name: Ian George Thompson

Passport No: [redacted]

DUESENBERG TECHNOLOGIES INC.

by its authorized signatory:

/s/ Lim Hun Beng

Name: Lim Hun Beng

Title: Executive Chairman/President

SCHEDULE A

U.S. ACCREDITED INVESTOR CONFIRMATION

TO: Duesenberg Technologies Inc.

The undersigned hereby certifies that undersigned is an “accredited investor” (an “Accredited Investor”) as that term is defined in Rule 501(a) of Regulation D of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) as a result of satisfying the requirements of the paragraphs below to which the undersigned has affixed his or her initials.  ALL REFERENCES TO DOLLAR AMOUNTS IN THIS CERTIFICATE ARE TO THE LAWFUL CURRENCY OF THE UNITED STATES.

Initial where appropriate	Category	Description
	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or
	Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
	Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or
	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or
	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or
Category 8.

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000; or

Category 9.

An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or
Category 11.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

	Category 12.	Any director or executive officer of the Company; or

Category 13.

A natural person whose individual net worth, or joint net worth with that person’s spouse excluding the value of his or her primary residence, net of any mortgage obligation secured by such property, at the date hereof exceeds $1,000,000 (for purposes of this section, if the mortgage or other indebtedness secured by primary residence  exceeds its value, and the mortgagee or other lender has recourse to the undersigned personally for any deficiency, the amount must be deducted from net worth); or

Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.
Category 13A or 14A.	An Individual Retirement Account (or ‘IRA’), the beneficial owner of which is an Accredited Investor under paragraph(s) _____________ [insert one or both of Category 13 or 14].
Category 15A.	A revocable trust which does not satisfy Category 15, which may be revoked or amended at any time by its settlors (grantors) and each of its settlors is an Accredited Investor under Category 13.

All capitalized terms not defined herein shall have the meaning assigned to them in the Declaration to which this Appendix “A” is attached.

Dated:  30th August, 2021

/s/ Ian George Thompson

Signature of Subscriber

(or authorized signatory of Subscriber if not a natural person)

Ian George Thompson

Name of Subscriber

_______________________________

Name and Title of Authorized Signatory (if not a natural person)